Statement of Additional Information Supplement American Century World Mutual Funds, Inc.
Supplement dated May 30, 2025 ■ Statement of Additional Information dated April 1, 2025

Effective May 29, 2025, Emerging Markets Small Cap Fund was liquidated.

All references to Emerging Markets Small Cap Fund are to be deleted.

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